Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, William T. Kansky, Senior Vice President and Chief Financial Officer of Delta Tucker Holdings, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)
the Annual Report of the Company on Form 10-K for the period ended December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William T. Kansky
William T. Kansky
Senior Vice President and Chief Financial Officer

Date:	March 21, 2018